EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended July 1, 2016

Current Month				Rolling Performance				Rolling Risk Metrics* (August 2011 – July 2016)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	4.06%	0.98%	5.82%	-2.43%	0.15%	-3.94%	0.25%	-3.94%	9.96%	-22.83%	-0.35	-0.53
B**	4.05%	0.98%	5.42%	-3.07%	-0.46%	-4.54%	-0.42%	-4.54%	9.96%	-25.13%	-0.42	-0.60
Legacy 1***	4.11%	0.99%	6.92%	-0.47%	2.15%	-1.91%	N/A	-1.91%	9.85%	-17.83%	-0.15	-0.27
Legacy 2***	4.11%	0.99%	6.77%	-0.71%	1.97%	-2.16%	N/A	-2.16%	9.87%	-18.53%	-0.17	-0.30
Global 1***	4.01%	0.99%	7.84%	0.24%	2.71%	-1.23%	N/A	-1.23%	9.94%	-16.15%	-0.08	-0.17
Global 2***	4.05%	0.99%	7.89%	0.19%	2.56%	-1.42%	N/A	-1.42%	9.98%	-16.70%	-0.09	-0.20
Global 3***	4.04%	0.99%	7.02%	-1.34%	0.97%	-3.02%	N/A	-3.02%	10.01%	-20.42%	-0.26	-0.41

S&P 500 Total Return Index****	3.27%	0.21%	4.06%	2.08%	9.90%	12.61%	7.38%	12.61%	12.03%	-12.08%	1.05	1.76
Barclays Capital U.S. Long Gov Index****	3.05%	1.05%	16.15%	16.26%	11.43%	9.49%	8.60%	9.49%	11.51%	-15.54%	0.85	1.55

*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.
Portfolio Positions by Sectors and Markets (Two largest positions within each sector)
	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	25%					25%
Energy	6%	Long	Brent Crude Oil	1.5%	Long	6%	Long	Brent Crude Oil	1.5%	Long
			Crude Oil	1.0%	Long			Crude Oil	1.0%	Long
Grains/Foods	9%	Long	Soybeans	1.6%	Long	9%	Long	Soybeans	1.6%	Long
			Sugar	1.3%	Long			Sugar	1.3%	Long
Metals	10%	Long	Gold	2.1%	Long	10%	Long	Gold	2.1%	Long
			Platinum	0.5%	Long			Platinum	0.5%	Long
FINANCIALS	75%					75%
Currencies	22%	Long $	British Pound	3.5%	Short	22%	Long $	British Pound	3.4%	Short
			Euro	2.4%	Short			Euro	2.4%	Short
Equities	22%	Long	S&P 500	5.3%	Long	22%	Long	S&P 500	5.3%	Long
			Dow Jones Industrial Average	1.5%	Long			Dow Jones Industrial Average	1.5%	Long
Fixed Income	31%	Long	Bunds	4.0%	Long	31%	Long	Bunds	4.0%	Long
			U.S. 10-Year Treasury Notes	3.3%	Long			U.S. 10-Year Treasury Notes	3.3%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy	Oil and natural gas markets traded in narrow, range-bound price levels and finished the week slightly higher.
Grains/Foods
Corn prices continued to fall and ended the week more than 10% lower.  Wheat prices fell less strongly, but also decreased throughout the week.  Soybean prices rose throughout the week and ended the week almost 4% higher.

Metals	Gold prices were virtually unchanged by week's end. Silver prices rose sharply during the later half of the week and rose approximately 10%. Copper and palladium prices also rose throughout the week.
Currencies
Strength in the U.S. dollar fell to its lowest level in nearly a year.  The British pound stabilized during the week and the euro traded within a narrow range before finishing virtually unchanged.  The Mexican peso and South African rand fell an additional 5% before recovering over 2% by the close of trading on Friday.  The Japanese yen gained 3.9% against the U.S. dollar.

Equities
Stocks rebounded and the U.S. equities markets had their strongest weekly growth for 2016.  The Stoxx Europe 6000 rose over 7% and the FTSE 100 also had its largest one-week gain for the year.  In Asia, the Nikkei rose almost 5%.

Fixed Income
Uncertainty about the consequences of the U.K. vote created weaknesses in the sovereign debt markets.  During intraday trading, the 10-yr U.S. Treasury Note yield fell to 1.385%, its lowest level ever.  Yields on the 30-yr U.S. Treasury Bond and the 10-yr U.K. Gilt closed at record lows.  The political turmoil in the U.K. and the pressure on European policy makers to provide additional financial stimulus created sustained downward pressure on yields.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart
Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index: Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.  Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Risk Metrics Chart
Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.